Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                                                    EXHIBIT 10.3

                                                    Proprietary and Confidential


                       FULLY DISCLOSED CLEARING AGREEMENT


         This Fully Disclosed Clearing Agreement (the "Agreement") is executed and entered into by and between Penson Financial Services, Inc. ("Penson"), a division of Service Asset Management Company, a North Carolina corporation, and CyBerBroker, Inc. ("Correspondent").

         WHEREAS, Correspondent is in the process of registering or is registered with the Securities Exchange Commission ("SEC") as a broker-dealer of securities in accordance with Section 15(b) of the Securities and Exchange Act of 1934 (the "Act") and is applying for membership or is a member of the National Association of Securities Dealers, Inc. ("NASD"), and desires for Penson to act as a clearing broker for Correspondent; and

         WHEREAS, Penson meets all requirements of the SEC to function as a clearing broker, and desires to enter into an agreement to clear and maintain cash, margin, option or other accounts ("Accounts") for Correspondent or customers ("Customers") of Correspondent.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and of the guarantee of this Agreement by any guarantor(s), and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       REPRESENTATIONS AND WARRANTIES

         Correspondent represents and warrants to Penson that:

         (a) Correspondent is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

         (b) Correspondent has all the requisite authority in conformity with all applicable laws and regulations to enter into this Agreement and to retain the services of Penson in accordance with the terms hereof.

         (c) Correspondent shall employ as a manager of its brokerage operation only a person who has all requisite licenses and experience in compliance with applicable securities laws and regulations.

         (d) Correspondent shall duly employ personnel ("Registered Representatives") who have the requisite licenses and experience in compliance with applicable securities laws and regulations.

         (e) Correspondent has advised Penson of any clearing arrangements that have been made or are expected to be made with any other clearing broker or dealer.



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                                                    Proprietary and Confidential

         Penson represents and warrants to Correspondent that:

         (a) Penson is a corporation duly organized, validly existing and in good standing under the laws of the state of North Carolina.

         (b) Penson is registered as a broker-dealer with the SEC and is in compliance with the rules and regulations thereof.

         (c) Penson is a member corporation in good standing of the NASD and is in compliance with the rules and regulations thereof.

         (d) Penson is in compliance with the rules and regulations of each national securities exchange of which it is a member.

2.       CUSTOMER AND CORRESPONDENT ACCOUNTS

         Responsibility for compliance with the provisions of the NASD Rules of Fair Practice regarding opening, approving and monitoring Customer accounts shall be allocated between Penson and Correspondent as set forth in this Section 2.

         (a) ACCOUNT DOCUMENTATION. Correspondent will be responsible for obtaining and verifying all required information about, and the identity of, each potential Customer. Correspondent will be responsible for obtaining all documents related to customer accounts, and for the transmission of all required documents to Penson on a timely basis. Penson may, in its discretion, receive documents directly from the Customer. Correspondent acknowledges the obligation to retain all documents in an easily accessible place in accordance with SEC rules and agrees to provide the original application by overnight delivery or a legible copy by facsimile transmission within 24 hours of a request from Penson. Correspondent will be responsible for complying with the requirement of SEC Rule 15g-9, if applicable.

         (b) KNOWLEDGE OF CUSTOMER AND CUSTOMER'S INVESTMENT OBJECTIVES. Correspondent will be responsible for learning and documenting all the required information relating to each and every Customer in order to insure compliance by Correspondent with applicable rules and regulations. This required information includes, but is not limited to, all of the information and instructions submitted to Penson pursuant to Section 2(a), any additional facts relative to the Customer's investment objectives, and every person holding power of attorney over any Customer Account. It shall be the responsibility of Correspondent to ensure that those of its Customers who open Accounts hereunder shall not be minors. Correspondent shall be solely responsible for any issues regarding the suitability of any investments for its Customers.

                                     Page 2


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                                                    Proprietary and Confidential

         (c) ACCEPTANCE OF ACCOUNTS. Prior to any Customer Account being opened with Penson, it must be approved by Correspondent. Penson reserves the right to withhold acceptance of, or to reject, for any reason, any Customer, Customer Account, Correspondent Account or any transaction for any Account and to terminate any Account previously accepted by Penson. Initial acceptance of each Account shall be conditioned upon Penson's receipt of completed forms as required by Section 2(a). Correspondent shall not submit such forms with respect to any Customer Account unless Correspondent has in its possession the documentation of all information required pursuant to Section 2(b). Penson shall be under no obligation to accept any Account as to which any documentation required to be submitted to Penson or maintained by Correspondent pursuant to Sections 2(a) and 2(b) is incomplete. Prior to acceptance of any Account, no action taken by Penson or any of its employees, including, without being limited to, executing or clearing a trade in any Account, shall be deemed to be or shall constitute acceptance of such Account.

         (d) SUPERVISION OF ORDERS AND ACCOUNTS. Penson will execute orders for Correspondent's Customers after Correspondent's appropriate principals have accepted and approved said Accounts. Correspondent will be responsible for the review and supervision of, and the suitability of, investments made by each and every one of its Customers and Penson shall have no responsibility. Correspondent shall be responsible for insuring that all transactions in and activities related to all Accounts opened by it with Penson, including discretionary Accounts, will be in compliance with all applicable laws, rules and regulations of the United States, the several states, governmental agencies, securities exchanges and the NASD, including any laws relating to Correspondent's fiduciary responsibilities to Customers, either under the Employee Retirement Income Security Act of 1974 or otherwise. Correspondent shall diligently supervise the activities of its officers, employees and representatives with respect to all Accounts. Penson will perform the clearing services provided for in this Agreement for Accounts accepted by it in accordance with the terms of this Agreement, as it may be amended from time to time, and otherwise in accordance with its best business judgment. To the extent, if any, that Penson accepts from Correspondent orders for execution in accordance with Section 7(a), Correspondent shall be responsible for informing Penson of the location of the securities that are the subject of the order so that Penson may comply with the provisions of Art. III, Sec. 21 of the NASD Rules of Fair Practice.

         (e) ACCOUNTS OF ASSOCIATED PERSONS. Correspondent will not accept Accounts for any persons that come within the express provisions of Art. III, Sec. 28 of the NASD Rules of Fair Practice unless Correspondent has complied with the provisions of said Rule and, if applicable, provided evidence of employer approval as required by said Rule.


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                                                    Proprietary and Confidential

         (f) ACCOUNT RESPONSIBILITY FOR CERTAIN PURPOSES. Notwithstanding anything herein to the contrary, for purposes of the Securities Investment Protection Act of 1970 and the financial responsibility rules of the Securities and Exchange Commission, the Customer Accounts are the responsibility of Penson. For all other purposes, the Customer Accounts shall be the full, total and sole responsibility of Correspondent.

3.       EXTENSION OF CREDIT

         Responsibility for compliance with the provisions of Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Securities Exchange Act of 1934 ("Regulation T") and all other applicable rules, regulations and requirements of any exchange or regulatory agency affecting the extension of credit shall be allocated between Penson and Correspondent as set forth in this Section 3.

         (a) MARGIN AGREEMENTS. At the time of opening of each margin account, Correspondent will furnish Penson with a Penson Customer Margin and Short Account Agreement, executed by the Customer, on the form furnished to Correspondent by Penson. Correspondent may use a substitute form upon written approval by Penson.

         (b) MARGIN AND MARGIN MAINTENANCE. Correspondent is responsible for assuring Customer's payment of Customer's initial margin requirements and of all amounts necessary to meet subsequent maintenance calls in each Customer Account, in order to insure compliance with Regulation T and the house rules of Penson. Such payment may be collected by Correspondent on Penson's behalf, or made directly to Penson at Correspondent's option. Correspondent is responsible for the payment of initial margin and of all amounts necessary to meet subsequent margin calls in each Correspondent Account. Penson shall have the unlimited right to buy in or sell out positions in Accounts whenever Penson, in its sole discretion, deems such action appropriate and despite whether, if the Account is a Margin Account, any such Account is then in compliance with applicable margin maintenance requirement or has requested an extension of time to make any payment required by Regulation T. Correspondent acknowledges that Penson has the right to demand payment on any debit balance and that Correspondent is responsible to Penson for any unsecured debit balance resulting from any failure of a Customer to make any such payments upon demand.

         (c) MARGIN REQUIREMENTS. Initial margin and margin maintenance requirements applicable to any margin account shall be in accordance with the house rules of Penson, rather than in accordance with any lower requirement of any law, any exchange or any regulatory agency. Penson may change the margin requirements applicable to any Account or class of accounts, as described in its house rules;

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                                                    Proprietary and Confidential

                  Correspondent shall be responsible for advising its Customer of the changed requirements and for the payment by the Customer of any additional margin necessary to insure compliance with such increased requirements.

         (d) LOSSES. In addition to, and not in limitation of, Correspondent's agreement to indemnify Penson pursuant to the provisions of Section 10, Correspondent indemnifies and holds harmless Penson from and against any and all loss, cost, expense and liability (including legal and accounting fees and expenses) sustained by Penson arising out of any of the following:

                  (i) any failure by any Customer to comply with the terms of its Customer Margin and Short Account Agreement with Penson;

                  (ii) The failure of Correspondent or any Customer to comply with Regulation T;


                  (iii) the failure of Correspondent to satisfy its obligations under this Section 3; or


                  (iv) The failure of delivery of securities sold or failure of payment for securities purchased in accordance with the provisions of Regulation T; the return to Penson unpaid of any check given to Penson by Correspondent or any Customer; or the payment for and/or delivery of all "when issued" transactions which Penson may accept or execute for the Accounts.


4.       MAINTENANCE OF BOOKS AND RECORDS

         Penson will maintain stock records and other records on a basis consistent with generally accepted practices in the securities industry and will maintain copies of such records in accordance with the NASD and SEC guidelines for record retention in effect from time to time. Penson and Correspondent shall each be responsible for preparing and filing the reports required by the governmental and regulatory agencies that have jurisdiction over each and Penson and Correspondent will each provide the other with such information, if any, which is in the control of one party but is required by the other to prepare any such report.

5.       RECEIPT, DELIVERY AND SAFEGUARDING OF FUNDS AND SECURITIES

         (a) RECEIPT AND DELIVERY IN THE ORDINARY COURSE OF BUSINESS. Penson, acting on behalf of Correspondent, will receive and deliver all funds and securities in connection with transactions for Customer Accounts in accordance with the Customer's instructions to Correspondent. Correspondent shall be responsible for advising Customers of their obligations to deliver funds or securities in

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                                                    Proprietary and Confidential

         connection with each such transaction. Correspondent shall be responsible for any failure of any Customer to fulfill such obligation. Penson shall be responsible for the safeguarding of all funds and securities delivered to and accepted by it, subject to count and verification by Penson. However, Penson will not be responsible for any funds or securities delivered by a Customer or Correspondent, its agents or employees, until such funds or securities are physically delivered to Penson's premises and accepted by Penson or deposited in bank accounts maintained in Penson's name. It is expressly understood and agreed, however, that Correspondent is responsible for compliance with the Currency and Foreign Transactions Reporting Act (31 U.S.C.
         Section 5311. et seq.) and the rules and regulations promulgated thereunder (31 C.F.R. Section 103.11, as amended, et seq.).

(b) CUSTODY SERVICES. Whenever Penson has been instructed to act as custodian of the securities in any Correspondent or Customer Account, or to hold such securities in "safekeeping," Penson may hold the securities in the Customer's name or may cause such securities to be registered in the name of Penson or its nominee or in the names of nominees of any depository used by Penson. Penson will perform the services required in connection with acting as custodian for securities in Correspondent and Customer Accounts, such as (i) collection and payment of dividends; (ii) transmittal and handling (through Correspondent) of tenders or exchanges pursuant to tender offers and exchange offers; (iii) transmittal of all proxy materials and other shareholder communications; and (iv) handling of exercises or expirations of rights and warrants, and of redemptions of securities.

(c) RECEIPT AND DELIVERY PURSUANT TO SPECIAL INSTRUCTION. Upon instruction from Correspondent or a Customer, Penson will make such transfers of securities or Accounts as may be requested. Correspondent shall be responsible for determining if any securities held in Correspondent or Customer Accounts are "restricted securities" or "control stock" as defined by the rules of the SEC and that orders executed for such securities are in compliance with applicable laws, rules and regulations.

(d) DRAFT-ISSUING AUTHORITY. At its discretion Penson may authorize certain of Correspondent's employees to sign drafts as drawer payable to Correspondent's Customers in amounts and pursuant to conditions as may be determined by Penson from time to time. Correspondent agrees that it will not request Penson to authorize someone to sign drafts who is not an employee of Correspondent. Correspondent agrees to fully indemnify Penson from the negligence, fraud, or mistakes of Correspondent or Correspondent's employees in connection with any draft issuing authority granted to them and Correspondent authorizes Penson to charge any Correspondent Account or any other assets of Correspondent held by

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                                                    Proprietary and Confidential

         Penson with the amount of any such losses. Notwithstanding Section 5(a), Penson will not be responsible for the safeguarding of funds withdrawn by Correspondent or Correspondent's employees pursuant to such draft issuing authority. Penson may withdraw this draft issuing privilege without notice at any time during the term of this Agreement. Notwithstanding anything herein to the contrary, Penson may at any time, at its sole discretion, despite any prior authorization, refuse payment on any draft for which Correspondent is drawer and Penson is drawee.

6. CONFIRMATIONS AND STATEMENTS

     (a) PREPARATION AND TRANSMISSION. Penson will prepare and send to Customers monthly statements of account (or quarterly statements if no activity occurs in an account during any quarter covered by such statement), which statements shall meet Penson's requirements as to format and quality and will indicate that Correspondent is the introducing broker for the Account. Penson will be responsible for preparing and transmitting confirmations. Upon prior written approval from Penson, Correspondent may assume the responsibility of preparing and transmitting confirmations, including the responsibility for compliance with the provisions of Art. III, Section 12 of the NASD Rules of Fair Practice. Copies of all monthly or quarterly statements sent by Penson to Customers will be send to Correspondent. Penson will also provide to Correspondent monthly statements of clearing services performed by Penson for Correspondent and Customer Accounts showing the fees charged for such services during the month, as provided in Section 8.

     (b) EXAMINATION AND NOTIFICATION OF ERRORS. Correspondent shall examine promptly all monthly statements of account, monthly statements of clearing services and other reports provided to Correspondent by Penson. Correspondent shall notify Penson of any error claimed by Correspondent in any Account in connection with (i) any transaction prior to the settlement date of such transaction, (ii) information appearing on daily reports within seven days of such report, and (iii) information appearing on monthly statements or reports within 30 days of Correspondent's receipt of any monthly statement or report. Any notice of error shall be accompanied by such documentation as may be necessary to substantiate Correspondent's claim. Correspondent shall provide promptly upon Penson's request any additional documentation which Penson reasonably believes is necessary or desirable to determine and correct any such error.

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                                                    Proprietary and Confidential

7.       ACCEPTANCE OF ORDERS, EXECUTION OF TRANSACTIONS, OTHER SERVICES

         (a) CUSTOMERS' ORDERS. Orders received by Correspondent can be executed by Correspondent or forwarded to Penson for execution. The party executing the order shall be responsible for errors in execution. Acceptance of orders from Customers shall be the responsibility of Correspondent, and Correspondent shall be responsible for the authenticity of all orders. Correspondent shall advise each of its Customers that its relationship with Penson is solely that of an introducing broker to a clearing broker and that, except as set forth in
                  Section 2(f) above, Correspondent bears all responsibility for the Customer's Account. Penson is not obligated to accept for execution any orders placed directly with Penson by a Customer. In addition, Penson is not obligated to accept any orders from Correspondent if Penson determines in good faith that it should not. Correspondent assumes the risk of failure by an over-the-counter dealer with which Correspondent executes an order in the event such dealer fails to perform, and will reimburse Penson for any loss incurred by it in the transaction.

         (b) TRANSACTIONS CLEARING. During the term of this Agreement, Penson will clear transactions on a fully disclosed basis for Accounts of Correspondent and the Customers that Correspondent introduces and Penson accepts as provided in Section 2(b); provided, however, that Penson is not obligated to clear any transactions for Correspondent or Correspondent's Customers if Penson determines in good faith that it should not.

         (c) OTHER SERVICES. Penson will perform such other services, upon such terms and at such prices, as Penson and Correspondent may from time to time agree.

8.       FEES AND SETTLEMENTS FOR SECURITIES TRANSACTIONS

         (a)      COMMISSIONS: FEES FOR CLEARING SERVICES.

                  (i) Correspondent has provided to Penson its basic commission schedule and Penson will charge each Customer the commission shown on such schedule or which Correspondent otherwise directs Penson to charge on each transaction. Correspondent's basic commission schedule may be amended from time to time by written instructions to Penson from Correspondent. Penson shall be required to implement such changes only to the extent that they are within the usual capabilities of Penson's data processing and operations systems and only over such reasonable time as Penson may deem necessary or desirable to avoid disruption of Penson's normal operational capabilities. Penson may charge Correspondent for changes in the basic commission schedule. Correspondent's basic

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                                                    Proprietary and Confidential

                  commission schedule shall be within the format of Penson's computer system.

         (ii) Penson will charge Correspondent for clearing services according to the fee schedule set forth in Schedule A attached hereto and incorporated herein for all purposes. Clearing charges may be modified from time to time by Penson without re-execution of this Agreement. To implement new charges, Penson will mail or telecopy a new Schedule A to Correspondent. If Correspondent does not object to the new charges within ten (10) days of such mailing or telecopying, as provided below, the new charges shall become effective and the new Schedule A shall become a part of and modify this Agreement without any further action by the parties. Upon such event, Penson and Correspondent shall replace the previous Schedule A with the new Schedule A. Correspondent may object to new charges by giving notice canceling this Agreement as provided under Sections 12 and 19(m). During the pendency of such notice period, the previous charges shall continue to be effective until termination.

(b) SETTLEMENTS. Penson will collect commissions from Customers on behalf of Correspondent and through Correspondent. Penson may make payments to Correspondent against such commissions in advance of the monthly settlement contemplated by this Section 8(b), the amount of such payments to be determined in Penson's sole discretion based upon Penson's experience with Correspondent.

                  As soon as practicable after the end of each month, Penson will forward to the Correspondent a statement showing the amount of commissions and other amounts collected by Penson on Correspondent's behalf, and all amounts due to Penson from Correspondent (including, without being limited to, clearing charges, other charges, other fees and Customer's unsecured debit items, however arising), together with the amount by which the total owed Correspondent exceeds the total owed Penson. If such statement indicates that Correspondent owes monies to Penson, Correspondent shall promptly pay Penson the amount by which the total owed Penson exceeds the total owed Correspondent. If Correspondent fails to make such payment on a timely basis, Penson shall have the right to charge any other Account maintained by Penson for Correspondent or any other assets of Correspondent held by Penson (including the deposit required pursuant to Section 9 and positions and balances in Correspondent Accounts) for the net amount due Penson. Any failure by Penson to charge any Account or assets of Correspondent held by Penson shall not act as a waiver of Penson's right to demand payment of, or to charge Correspondent's Accounts for, the full amount due at any time.


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                                                    Proprietary and Confidential

9.       DEPOSIT

         Contemporaneously with the signing of this Agreement, Correspondent will deliver cash or securities to Penson, as specified in Schedule A attached, for deposit in an account maintained by Penson. If at any subsequent time Penson, in its sole discretion, requires an additional deposit, Correspondent will deposit additional cash or securities in an amount specified by Penson. Instead of making such additional deposit, Correspondent may reduce Correspondent's business volume or modify the nature of the securities involved in the Correspondent's transactions ("business mix") as specified by Penson. Any failure by Penson to demand compliance with the requirement that Correspondent either deposit additional amounts or modify Correspondent's business mix shall not act as a waiver of Penson's right to demand compliance with such requirements at any time. If the deposit is not adequately funded as required by Penson, Penson may, in addition to all other rights under this Agreement, transfer cash or securities of Correspondent held by Penson to the deposit account. Correspondent agrees that if Penson, at its sole discretion, determines it to be necessary, Penson shall accept only liquidating transactions for Customer Accounts and that Correspondent will give notice of such fact to Customers. If such notice is not given to Customers by Correspondent, Correspondent agrees that Penson may give such notice to Customers. Penson shall be entitled to set-off against any deposit in addition to any and all other rights or remedies Penson may have under this Agreement or otherwise. Correspondent agrees that if this Agreement is terminated for any reason, Penson may liquidate securities deposited and deduct from such deposit any amounts Correspondent owes Penson because of failure to meet any of Correspondent's obligations under this Agreement.

10.      INDEMNIFICATION

         (a)      INDEMNITY.

                  (i) Correspondent agrees to indemnify and hold harmless Penson, each person who controls Penson within the meaning of the Securities Exchange Act of 1934 and any directors, officers, employees, agents and attorneys of Penson ("Penson Indemnified Persons") from and against all claims, demands, proceedings, suits and actions and all liabilities, losses, expenses and costs (including any legal and accounting fees and expenses) relating to Penson's defense of any failure, for any reason, fraudulent or otherwise, by Correspondent, Correspondent's employees, independent agents or contractors, or Customers to comply with any obligation under this Agreement or any other agreement executed and delivered to Penson in connection with Penson's performance of services hereunder and any act or failure to act by Penson Indemnified Persons, except any act or failure to act which is the result of gross negligence or willful misconduct on the part of any such Penson Indemnified Person. Without limiting the generality of the foregoing, such failure is explicitly intended by the parties to include failure resulting from (i) suspension of trading or bankruptcy or insolvency of any company, securities of

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                                                    Proprietary and Confidential

                  which are held in a Customer's Accounts; (ii) failure by any Customer to maintain adequate margin; or (iii) breach of any obligation existing between Correspondent and a Customer of Correspondent or any law, rule or regulation of the United States, a state or territory thereof, the SEC the Federal Reserve Board or other authority, applicable to any transaction contemplated by this Agreement.

                  (ii) Penson shall indemnify and hold Correspondent harmless against any losses, claims, damages, liabilities or expenses including without limitation those asserted by Customers (which shall include, but not be limited to, all costs of defense and investigation and all attorney's fees) to which Correspondent may become subject, insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon the gross negligence or willful misconduct of Penson or its employees in providing the services contemplated hereunder.

                  (iii) Upon receipt by any indemnified party under this Section of notice of the commencement of any action, if a claim is to be made against the indemnifying party under this Section, the indemnified party will promptly notify the indemnifying party. The omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 10(a)(iii). In any such action brought against any indemnified party, the indemnifying party will be entitled to participate in and, to the extent that it may wish, to assume the defense thereof, subject to the provisions herein stated, with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel satisfactory to the indemnified party.

         (b) SECURITY INTEREST AND AUTHORIZATION TO CHARGE. Correspondent grants to Penson a first lien and security interest in any Correspondent Account maintained by Penson and any other assets of Correspondent now or hereafter held by Penson and authorizes Penson to discharge such lien by charging such Account and assets with all amounts owing to Penson including, but not limited to, (i) any cost or expense resulting from failures to deliver or failures to receive, (ii) any losses resulting from unsecured debit balances in any Customer or Correspondent Account and (iii) any amounts to which Penson is otherwise entitled pursuant to the provisions of Section 10(a). Penson shall have discretion to liquidate or sell any securities without notice to Correspondent, and to determine which securities

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                                                    Proprietary and Confidential

                  to sell. Such charge may be made against Correspondent Account or assets at any time and in such amount as Penson deems appropriate. No delay in charging any Correspondent Account or asset shall operate as a waiver of Penson's right to do so at any future time as and when Penson deems appropriate. Penson shall have the unlimited right to set-off any indebtedness or other obligations of Correspondent under this Agreement or otherwise (absolute or contingent, matured or unmatured) against any obligations of Penson to Correspondent, including from the Deposit (as described in Section 9 and/or any other money, securities, or other property of Correspondent in Penson's possession).

         (c) RESERVES. In connection with any claim that does or could give rise to a claim for indemnification under this Section 10 for Penson or a Penson Indemnified Person, Penson may, in its discretion, in addition to any and all other rights and remedies under this Agreement, reserve and retain any money, securities or other property of Correspondent pending a determination of such claim. The money, securities or other property of Correspondent set aside in such a reserve shall be subject to Penson's standard lien and security interest described in Section 10(b) above.

11.      UNDERTAKINGS OF CORRESPONDENT

         (a) FINANCIAL STATEMENTS AND OTHER REPORTS. Correspondent will furnish to Penson as soon as possible a copy of Correspondent's balance sheet and statement of earnings for the current fiscal year and for each of Correspondent's subsequent fiscal years. Each such balance sheet and statement of earnings shall be certified by independent public accountants. Correspondent also shall furnish Penson with copies of its monthly and quarterly Focus filings promptly after filing.

         (b) OTHER CLEARING SERVICES. During the term of this Agreement, Correspondent will not sign a clearing agreement with another clearing broker or dealer without prior written approval by Penson.

         (c) SUSPENSION OR RESTRICTION. In the event that Correspondent or any employee of Correspondent shall become subject to suspension or restriction by any regulatory body having jurisdiction over Correspondent and Correspondent's securities business, Correspondent will notify Penson immediately and Correspondent authorizes Penson to take such steps as may be necessary for Penson to maintain compliance with the rules and regulations to which Penson is subject. Correspondent further authorizes Penson, in any event, to comply with directives or demands made upon Penson by any exchange or regulatory body relative to Correspondent and Customers. In connection with such directives or demands, Penson may seek advice or legal counsel and Correspondent will reimburse Penson for reasonable fees and expenses of such counsel.

                                                    Proprietary and Confidential

         (d) FIXED PRICE OFFERINGS. Correspondent agrees that in making sales of Securities, as a part of a fixed price offering, it will comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretations with respect to Free-Riding and Withholding under Article III, Sections 1 and 24, of the NASD's Rules of Fair Practice.

         (e) CUSTOMER ORDERS. Correspondent represents that all orders received by Penson will be in accordance with its Customers' instructions. The parties hereto expressly agree that Penson shall not be responsible for investigation into the facts surrounding any transaction that it may have with Correspondent, or that Correspondent may have with its Customers or other persons, nor shall Penson be under any responsibility for compliance by Correspondent with any laws or regulations which may be applicable to Correspondent.

         (f) INQUIRIES ON CERTIFICATES. Penson agrees to act as Correspondent's direct inquirer under the Lost and Stolen Securities Program under Rule 17f-1 (l7CFR 240.17f-1).

12.      TERMINATION OF AGREEMENT: TRANSFER OF ACCOUNTS

         (a) EFFECTIVENESS. Unless earlier terminated as provided herein, this Agreement shall remain in force for a five (5) year period from the date Correspondent first processes transactions with Penson. Subsequent to this initial five year term, either party may terminate this Agreement by giving forty-five (45) days prior written notice to the other party.

         (b) TERMINATION BY PENSON. Notwithstanding Section 12(a), Penson may terminate this Agreement at any time on five (5) days written notice to Correspondent in the event that
                  Correspondent:

                  (i) fails to comply with the terms of this Agreement and upon notification by Penson fails to begin compliance within 10 days from said notification; or

                  (ii) is enjoined, prohibited or suspended, as a result of an administrative or judicial proceeding, from engaging in securities business activities constituting all or portions of Correspondent's securities business, which injunction, prohibition or suspension in Penson's judgment makes impracticable the fully disclosed clearing relationship established in this Agreement.

         (c) AUTOMATIC TERMINATION. In addition to any other provisions for termination herein, this Agreement shall terminate immediately in the event that either Correspondent or Penson ceases to conduct its business or that Penson:

                                                    Proprietary and Confidential

                  (i) is no longer registered as a broker/dealer with the SEC; or

                  (ii)     is no longer a member in good standing of the NASD;
                           or

                  (iii) is suspended by any national securities exchange of which Penson is a member for failure to comply with the rules and regulations thereof.

         (d) CONVERSION OF ACCOUNTS. In the event that this Agreement is terminated for any reason, it shall be Correspondent's responsibility to arrange for the conversion of Correspondent and Customer Accounts to another clearing broker. Correspondent will give Penson notice (the "Conversion Notice") of:

                  (i) the name of the broker that will assume responsibility for clearing services for Customers and Correspondent;

                  (ii) the date on which such broker will commence providing such services;

                  (iii) Correspondent's undertaking, in form and substance satisfactory to Penson, that Correspondent's agreement with such broker provides that such broker will accept on conversion all Correspondent and Customer Accounts, then maintained by Penson; and

                  (iv) the name of an individual within that organization who Penson can contact to coordinate the conversion. The Conversion Notice shall accompany Correspondent's notice of termination given pursuant to Section 12(a) or within thirty (30) days of the occurrence of an event specified in Section 12(c).

                           If Correspondent fails to give the Conversion Notice
                  to Penson, Penson may give to Customers such notice as Penson deems appropriate of the termination of this Agreement and may make such arrangements as Penson deems appropriate for transfer or delivery of Customer and Correspondent Accounts. In addition, Correspondent shall pay any costs incurred by Penson as billed by any third party vendors such as transfer agents, etc.

         (e) SURVIVAL. Termination of this Agreement shall not affect Penson's rights or liabilities relating to business transacted prior to the effective date of such termination. From the date of termination until transfer or delivery of all Customer and Correspondent Accounts, Penson's rights and liabilities relating to business transacted after such termination shall be governed by the same terms as those set forth in this Agreement.

                                                    Proprietary and Confidential

         (f) NO OBLIGATION TO RELEASE. Penson shall not be required to release to Correspondent any securities or cash held by Penson for Correspondent in one or more Correspondent Accounts until any amounts owing to Penson pursuant to the provisions of this Agreement are paid; and Correspondent's outstanding obligations hereunder to Penson are determined, including determination of any disputed amounts, and satisfied; and any property of Penson in the possession of Correspondent is returned to Penson.

         (g) TERMINATION FOR SELF CLEARING. Correspondent at its option may terminate this Agreement upon forty five (45) days written notice to Penson if:

                  (i) Correspondent has processed transactions with Penson for at least a thirty month period; and

                  (ii)     ****

13.      CONFIDENTIAL NATURE OF DOCUMENTS

         All agreements, documents, papers, and data in any form, supplied by Correspondent concerning Correspondent's business or Customers shall be treated by Penson as confidential. To the extent such documents or data are retained by Penson, they shall be kept in a safe place and shall be made available to third parties only as authorized by Correspondent in writing or pursuant to any order or request of a court or regulatory body having appropriate jurisdiction. Penson shall give Correspondent prompt notice of the receipt by Penson of any such order or subpoena, unless prohibited from doing so by the issuing authority which notice shall be given prior to Penson's compliance therewith. Such documents shall be made available by Penson for inspection and examination by Correspondent's auditors, by properly authorized agents or employees of any regulatory bodies or commissions or by such other persons as Correspondent may authorize in writing. Notwithstanding anything herein to the contrary, Correspondent expressly authorizes Penson to supply any information requested relating to Correspondent, its business, or its Customers to any regulatory body having appropriate authority.

14.      NOTICE TO CUSTOMERS

         Subject to the requirements of the NASD Rules of Fair Practice, Correspondent shall provide, or cause to be provided to every Customer upon the opening of a Customer Account, notice of the existence and general terms of this Agreement.

                                                    Proprietary and Confidential

15.      CUSTOMER COMPLAINT PROCEDURES

         Correspondent will be responsible for the initial handling of all Customer complaints. Any Customer who initiates a complaint with Penson will be referred by Penson to Correspondent. If any such complaint is based upon an alleged act or failure to act by Penson, Correspondent will notify Penson promptly of such complaint and the basis therefor; and will consult with Penson; and the parties will cooperate in determining the validity of such complaint and the appropriate action to be taken.

16.      REMEDIES CUMULATIVE

         The enumeration herein of specific remedies shall not be exclusive of any other remedies. Any delay or failure by any party to this Agreement to exercise any right, power, remedy or privilege herein contained, or now or hereafter existing under any applicable statute or law, shall not be construed to be a waiver of such right, power, remedy or privilege, nor to limit the exercise of such right, power, remedy or privilege, or shall it preclude the further exercise thereof or the exercise of any other right, power, remedy or privilege.

17.      GUARANTEE

         The corporation or individual(s) who guarantee the obligations of Correspondent under this Agreement by executing the signature lines designated for such purpose at the end of this Agreement (the "Guarantor(s)"), in consideration of Penson's entering into the Agreement, do(es) hereby personally guarantee(s) (jointly and severally, if more than one) the performance by Correspondent of the provisions of the Agreement (including without limitation the indemnification provisions of Section 10) and shall promptly pay any amount that is not paid by Correspondent to Penson under the Agreement. This is an absolute, unconditional and unlimited guarantee of payment and may be proceeded upon by Penson or a Penson Indemnified Person before filing any action against Correspondent or after any action against Correspondent has been commenced. Guarantor(s) grants to Penson a first lien and security interest on any and all money and securities of a Guarantor(s) held by Penson. Penson shall have the unlimited right to set-off any amounts owed to it by Guarantor(s) against any obligation of Penson to Guarantor(s). Penson also shall have the unlimited right to set-off any amounts owed to it by Guarantor(s) against any obligation of Penson to Guarantor(s). Penson also shall have the absolute and unlimited right to sell, transfer, or liquidate any of the assets in any of Guarantor(s)' accounts with Penson for any amounts owed to it by Correspondent or Guarantor(s). The obligations of the Guarantor(s) shall not be discharged or impaired or otherwise affected by the failure of Penson or a Penson Indemnified Person to assert, claim, demand or enforce any remedy under this Agreement, nor by waiver, modification or amendment of this Agreement or any compromise, settlement or discharge of obligations of Correspondent under this Agreement, or any release or impairment of any collateral by Penson or a Penson Indemnified Person.

                                                    Proprietary and Confidential

18.      RESPONSIBILITY FOR ERRORS; LIMIT ON LIABILITY; NO CONSEQUENTIAL DAMAGES

         In the general course of business, Penson and Correspondent shall each be responsible for correcting their own errors. In any action by Correspondent against Penson for any claim arising out of the relationship created by this Agreement, Penson shall only be liable to Correspondent in cases of gross negligence or willful misconduct, and in such cases Penson shall only be liable for the amount or actual monetary losses suffered by Correspondent. Correspondent, shall not, in any such action or proceeding, or otherwise, assert any claim against Penson for consequential damages on account of any loss, cost, damage or expense which Correspondent may suffer or incur related to transactions in connection with this Agreement or otherwise, including, but not limited to, any lost opportunity claims.

19.      MISCELLANEOUS

         (a) TAX REPORTING. Penson shall be responsible for providing IRS Form 1099 and other information required to be reported by federal, state or local tax laws, rules or regulations, to Accounts solely with respect to events subsequent to the effective date of this Agreement and for the mailing of same at Penson's expense.

         (b) SCOPE OF SERVICES. Penson shall limit its services pursuant to the terms of this Agreement to those services expressly set forth herein and related thereto.

         (c) MODIFICATION. This Agreement may be modified only by a writing signed by both parties to this Agreement. Such modification shall not be deemed as a cancellation of this Agreement. Subject to the NASD Rules of Fair Practice, this agreement and all modifications may be required to be submitted to the NASD for approval prior to effectiveness. It is expressly understood that brokerage services cannot be provided by Correspondent under this Agreement until such approval, if required, is received.

         (d) ASSIGNMENT. This Agreement shall be binding upon all successors, assigns or transferees of both parties hereto, irrespective of any change with regard to the name of or the personnel of Correspondent or Penson. Any assignment of this Agreement shall be subject to the requisite review and/or approval of any regulatory or self-regulatory agency or body whose review and/or approval must be obtained prior to the effectiveness and validity of such assignment. No assignment of this Agreement shall be valid unless the non-assigning party, in its sole discretion consents to such an assignment in writing. Neither this Agreement nor any operation hereunder is intended to be, shall not be deemed to be, and shall not be treated as a general or limited partnership, association or joint venture or agency relationship between Correspondent and Penson.

                                                    Proprietary and Confidential

         (e) ACCOUNT DOCUMENTATION. Applicable laws and regulations require that Penson must have proper documentation and support for any Account opened on its books. If, after reasonable requests, the necessary documents to enable Penson to comply with such account documentation requirements of the laws and regulations have not been received by Penson, Correspondent shall receive notification that no further orders will be accepted for the Account involved.

         (f) CONSTRUCTION. The construction and effect of every provision of this Agreement, the rights of the parties hereunder and any questions arising out of the Agreement, shall be subject to the statutory and common law of the state of Texas.

         (g) ARBITRATION. In the event of a dispute between the parties, such dispute shall be settled by arbitration before arbitrators sitting in Dallas, Texas, in accordance with the rules of the Arbitration Committee of the NASD then in effect. The arbitrators may allocate attorneys' fees and arbitration costs between parties, and such award shall be final and binding between the parties and judgment thereon may be entered in any court of competent jurisdiction.

         (h) HEADINGS. The headings preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         (i) ENTIRE AGREEMENT. This Agreement shall cover only the types of services set forth herein and is in no way intended nor shall it be construed to bestow upon Correspondent or Penson any special treatment regarding any other arrangements, agreements or understandings that presently exist between Correspondent and Penson or that may hereinafter exist. Correspondent shall be under no obligation whatsoever to deal with Penson or any of its subsidiaries or any companies controlled directly or indirectly by or affiliated with Penson, in any capacity other than as set forth in this Agreement. Likewise, Penson shall be under no obligation whatsoever to deal with Correspondent or any of its affiliates in any capacity other than as set forth in this Agreement.

         (j) SEVERABILITY. If any provision or condition of this Agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this Agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein.

         (k) FORCE MAJEURE. In addition to any excuse provided by applicable law, all parties hereto shall be excused for liability for non-performance of this Agreement arising from any event beyond any party's control, whether or not foreseeable by

                                                    Proprietary and Confidential

                  either party, including but not limited to, labor disturbance, war, fire, accident, adverse weather, inability to secure transportation, governmental act or regulation, inability to obtain raw materials or other causes or events beyond either party's control, whether or not similar to those enumerated above.

         (l) INTERPLEADER. If Penson receives conflicting claims from Correspondent, a Customer and/or other persons regarding money, securities or other property held by Penson, Penson may, in its sole discretion, tender such money, securities or other property to a court of competent jurisdiction and institute an action in interpleader or other appropriate legal proceeding to determine the rights of the respective claimants. Penson shall have no liability to Correspondent or Customers in connection with any such action, and shall be entitled to reimbursement for its costs and expenses in connection with such action from Correspondent.

         (m) NOTICE. For the purposes of any and all notices, consents, directions, approvals, restrictions, requests or other communications required or permitted to be delivered hereunder, Penson's address shall be:

                  Attention:       Daniel P. Son
                                   President
                                   Penson Financial Services, Inc.
                                   8080 N. Central, Suite 1010
                                   Dallas, Texas 75206

                  and Correspondent's address shall be:

                                   Mr. Mark Stryker
                                   CyBerBroker, Inc.
                                   1601 Rio Grande, Suite 440
                                   Austin, TX

                  Either party may provide such notice or change its address for notice purposes by giving written notice pursuant to registered or certified mail, return receipt requested, of the new address to the other party.


         (n) COUNTERPARTS: NASD APPROVAL. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute a single agreement. When each party hereto has executed and delivered to the other a counterpart, this Agreement shall become binding on both parties, subject only to any required approval by the NASD. If required by the NASD, Penson will submit this Agreement to the NASD promptly following execution and will notify Correspondent, or cause

                  Correspondent to be notified promptly upon receipt of such approval.

                                                    Proprietary and Confidential

MADE AND EXECUTED AT DALLAS THIS 3RD DAY OF OCTOBER, 1997.

Penson:                            Penson Financial Services, Inc.

                              By:  /s/ DANIEL P. SON
                                   ----------------------------------
                                   Daniel P. Son, President
                                   8080 N. Central, Suite 1010
                                   Dallas, Texas 75206

CORRESPONDENT:

INDIVIDUAL:
                                   ----------------------------------
                                   [Signature]


                                   ----------------------------------
                                   [Print name]


                                   ----------------------------------
                                   [Address]

                                   ----------------------------------


ENTITY:                            CYBERBROKER, INC.
                                   ----------------------------------
                                   [Name]


                                   CORPORATION
                                   ----------------------------------
                                   [Type of Entity, i.e., corporation
                                    partnership, etc.]


                              By:  /s/ MARK STRYKER
                                   ----------------------------------


                              Its: CHIEF OPERATING OFFICER
                                   ----------------------------------
                                   1601 RIO GRANDE
                                   ----------------------------------
                                   [Address]

                                   SUITE 440
                                   ----------------------------------
                                   AUSTIN, TX 78701
                                   ----------------------------------

                                                    Proprietary and Confidential

GUARANTEE: The undersigned individual(s) or corporation hereby guarantee(s) the obligations of Correspondent under the Agreement as provided in Section 17 of the Agreement.

INDIVIDUAL GUARANTOR(S):
                                   ----------------------------------
                                   [Signature]


                                   [Print name]

                                   ----------------------------------


                                   ----------------------------------
                                   [Signature]


                                   ----------------------------------
                                   [Print name)


                                   ----------------------------------
                                   [Signature]


                                   ----------------------------------
                                   [Print name]


CORPORATE GUARANTOR:
                                   ----------------------------------
                                   [Name of Corporation]


                              By:
                                   ----------------------------------

                              Its:
                                   ----------------------------------

                                   ----------------------------------
                                   [Address]

                                   ----------------------------------

                                   ----------------------------------

                                                    Proprietary and Confidential

                                   SCHEDULE A
    TO CLEARING AGREEMENT BETWEEN PENSON FINANCIAL SERVICES, INC. ("PENSON")
                     AND CYBERBROKER, INC. ("CORRESPONDENT")



         This Schedule A shall be effective for transactions beginning October 3, 1997. The required clearing deposit of Correspondent as of the date of adoption of this Schedule A pursuant to Section 9 of the Agreement shall be $****. The parties hereto agree that Penson's charges for services to Correspondent and/or Correspondent's Customers shall be as follows:


CUSTOMER TRANSACTIONS (RETAIL TICKETS)


         Listed Equities                   $**** per ticket plus Floor Brokerage

                Floor Brokerage
                       NYSE non billable          $**** cents per share
                       NYSE billable              $**** cents per share

         Listed Bonds                        $**** per ticket plus $**** per bond

         Listed Options                      $**** plus Floor Brokerage

                Floor Brokerage
                              Contract price under $1           $**** per contract
                              Contract price $1 and over        $**** per contract

         OTC Equities - Agency               $**** per ticket

         OTC Equities - Principal            $**** per ticket

         Mutual Funds                        $**** per ticket
         (includes UITS)

         Municipal Bonds                     $**** per ticket

         OTC Corporate Bonds                 $**** per ticket

         U.S. Treasuries &
           Agencies                          $**** per ticket

         All Other Securities                $**** per ticket

Clearing charge reduction on customer trades (monthly count):


         500-999 tickets                     $**** per ticket
         1,000-2,000 tickets                 $**** per ticket
         over 2,000 tickets                  $**** per ticket


INVENTORY TRANSACTIONS (DEALER TICKETS)


         All transactions between another broker dealer and a correspondent's inventory are $**** per ticket.


ACTIVE DAY TRADING TRANSACTIONS:

Active day trading transactions (listed and OTC equity trades) will be charged in accordance with the following schedule, plus floor brokerage, if applicable, in accordance with the above floor brokerage rates:


                  1 - 75,000 tickets per month                 $**** per ticket
                  75,001 - 150,000 tickets per month           $**** per ticket
                  over 150,000 tickets per month               $**** per ticket


Note #1: For the purposes of this section, OTC active day trading tickets will be defined in the following fashion:

         1. Total OTC shares for the month will be determined, with transactions in excess of 1,000 shares counting as only 1,000 share toward the total.

         2. Total OTC shares will be divided by 1,000, to determine adjusted OTC tickets.


Note #2: If the average share per OTC trade is less than 750, there will be a $**** per ticket charge for the excess trades, which shall be determined by subtracting 75% of the actual trades from the adjusted trade total.

****

                                                                         [STAMP]



        ****


TRANSACTIONS OF SYNDICATE ORDERS THROUGH PENSON:

        With customers:   7% of the selling group's gross shall be charged,
                          with a minimum of 3 cents per share, in addition to the ticket clearing charge.

INTEREST REBATES:


        Penson will pay correspondent **** basis points on average monthly debit balances charged the Penson standard margin interest rate. Any increases/decreases in this rate will be added to/taken from the correspondent's **** basis points.


       Penson will pay correspondent on average money fund balances according to the following schedule:

                 0-10 million in average balances 15 basis points 10-20 million in average balances 20 basis points over 20 million in average balances 25 basis points

ADDITIONAL CHARGES WILL BE BILLED AS FOLLOWS:

144 Sales:                          $35.00 surcharge

Accommodation Transfers:            $10.00 plus certificate fees

Automated Customer Account
Transfer (ACAT):                    $5.00 per account transferred from Penson

Cancels & Corrections:              $10.00 per confirmation

Certificate Charges:                At cost

Forms:                              Available at cost. No charge for new
                                    account, margin and option agreements.

Foreign Securities:                 Transfer fees and transaction fees passed
                                    through at cost.

                                                                         [STAMP]


Government Bond Fee:                A $15.00 miscellaneous fee will be charged
                                    to the customer on all purchase and sale transactions of government and government backed securities, other than treasury bills. A $5.00 fee will be charged on treasury bill transactions. DVP accounts will have these fees added to the ticket charge.

Legal Deposits:                     $10.00 per item

Postage & Handling:                 $2.00 per confirmation (charged to customer.
                                    This charge does not apply to DVP accounts.)

Prepays on Customer Trades:         $10.00 plus interest to settlement date.

Reg "T" Extension:                  $10.00 per request plus interest from
                                    settlement date until paid

Reorg Items and Tenders:            $15.00 per item per account

Research & Statement Copies:        $15.00 per hour with a minimum of one hour

Returned Checks:                    $20.00 plus interest from the earlier of the
                                    settlement date or date of deposit.

Safekeeping Charge:                 Customer accounts with securities in the
                                    account, and with the less two trades during a calendar year, will be subject to a $25.00 charge.

Securities Purchase against
Non-Cleared Funds:                  Interest on balance

Taxpayer ID Penalties               At cost

Transfer Fees                       At cost

Wire Funds:                         $15.00

                                                    Proprietary and Confidential

               AMENDMENT TO THE FULLY DISCLOSED CLEARING AGREEMENT
                                     BETWEEN
                         PENSON FINANCIAL SERVICES, INC.
                                       AND
                                CYBERBROKER, INC.
                             (NAME OF CORRESPONDENT)

This is an Amendment dated July 19, 1999, ("Amendment") to the Fully Disclosed Clearing Agreement ("Agreement") between Penson Financial Services, Inc., a division of Service Asset Management Company, a North Carolina corporation and CyBer Broker, Inc. (Name of Correspondent)

                                   BACKGROUND

In light of recent amendments to NASD Rule 3230, revisions have been made to certain provisions of the Agreement to incorporate the requirements of these amendments.

As such the following provisions of the Agreement are hereby amended to read as follows (revisions are noted in bold print):

4.       MAINTENANCE OF BOOKS AND RECORDS

         Penson will maintain stock records and other records on a basis consistent with generally accepted practices in the securities industry and will maintain copies of such records in accordance with the NASD and SEC guidelines for record retention in effect from time to time. AT THE TIME THIS AGREEMENT IS EXECUTED AND ANNUALLY THEREAFTER, PENSON WILL PROVIDE CORRESPONDENT WITH A LIST OR DESCRIPTION OF ALL EXCEPTION OR OTHER REPORTS THAT IT OFFERS TO CORRESPONDENT. ANNUALLY, PENSON WILL PROVIDE CORRESPONDENT WITH A LIST OF THOSE REPORTS REQUESTED BY OR SUPPLIED TO CORRESPONDENT AND WILL PROVIDE A COPY OF SUCH NOTICE TO CORRESPONDENT'S DEA. Penson and Correspondent shall each be responsible for preparing and filing the reports required by the governmental and regulatory agencies that have jurisdiction over each and Penson and Correspondent will provide the other with such information, if any, which is in the control of one party but is required by the other to prepare any such report.

5.       RECEIPT, DELIVERY AND SAFEGUARDING OF FUNDS AND SECURITIES

         (d) Draft-Issuing Authority. At its discretion Penson may authorize certain of Correspondent's employees to sign drafts as drawer payable to Correspondent's Customers in amounts and pursuant to conditions as may be determined by Penson from time to time. Correspondent agrees that it will not request Penson to authorize someone to sign drafts who is not an employee of Correspondent. CORRESPONDENT FURTHER AGREES THAT THIS AUTHORITY SHALL NOT BE GRANTED BY PENSON UNTIL CORRESPONDENT HAS NOTIFIED PENSON IN WRITING THAT IT HAS ESTABLISHED AND WILL MAINTAIN AND ENFORCE SUPERVISORY PROCEDURES WITH RESPECT TO THE ISSUANCE OF SUCH INSTRUMENTS. Correspondent agrees to fully indemnify Penson from the negligence, fraud, or mistakes of Correspondent or Correspondent's employees in connection with any draft issuing authority granted to them and Correspondent authorizes Penson to charge any Correspondent Account or any other assets of Correspondent held by Penson with the amount of any such losses. Notwithstanding Section 5(a), Penson will not be responsible for the safeguarding of funds withdrawn by Correspondent or Correspondent's employees pursuant to such draft issuing authority. Penson may withdraw this draft issuing privilege without notice at any time during the term of this Agreement. Notwithstanding anything herein to the contrary, Penson may at any

                                                    Proprietary and Confidential

         time, at its sole discretion, despite any prior authorization, refuse payment on any draft for which Correspondent is drawer and Penson is payee.

15.      CUSTOMER COMPLAINT PROCEDURES

         Correspondent will be responsible for the initial handling of all Customer complaints. Any Customer who initiates a complaint with Penson will be referred by Penson to Correspondent. PENSON WILL FORWARD ANY COMPLAINTS RECEIVED TO CORRESPONDENT'S DESIGNATED EXAMINING AUTHORITY ("DEA"). PENSON WILL ALSO NOTIFY THE CUSTOMER IN WRITING THAT THE COMPLAINT WAS RECEIVED AND WAS FORWARDED TO CORRESPONDENT AND TO CORRESPONDENT'S DEA. If any such complaint is based upon an alleged act or failure to act by Penson, Correspondent will notify Penson promptly of such complaint and the basis therefor; and will consult with Penson; and the parties will cooperate in determining the validity of such complaint and the appropriate action to be taken.

Please note that these revisions supercede Sections 4, 5(d), and 15 reflected in the original Agreement. All other terms and conditions of the Agreement remain in full force and effect.

PENSON FINANCIAL SERVICES, INC.           CyBerBroker, Inc.
                                          ------------------------------------
                                          (Name of Correspondent)

By: /s/ PHILIP A. PENDERGRAFT             By: /s/ MARK K. STRYKER
    --------------------------------          --------------------------------

Printed Name: Philip A. Pendergraft       Printed Name: Mark K. Stryker
              ----------------------                    ----------------------

Title: EVP                                Title: CEO
       -----------------------------             -----------------------------

Date: 7/29/99                             Date: 7/27/99
      ------------------------------            ------------------------------